Derivative Instruments	9 Months Ended
Oct. 01, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments
Derivative Instruments
The Company enters into derivative instruments for risk management purposes only, including derivatives designated as cash flow hedges. The Company uses interest rate-related derivative instruments to manage its exposure to fluctuations in interest rates. By using these instruments, the Company exposes itself, from time to time, to credit risk and market risk. Credit risk is the failure of the counterparty to perform under the terms of the derivative contract. When the fair value of a derivative contract is positive, the counterparty owes the Company, which creates credit risk for the Company. The Company minimizes the credit risk by entering into transactions with high-quality counterparties whose credit rating is evaluated on a quarterly basis. Management has evaluated credit and nonperformance risks as of January 1, 2013 and January 3, 2012 and considers the risk of counterparty default to be improbable. Market risk, as it relates to the Company's interest-rate derivatives, is the adverse effect on the value of a financial instrument that results from changes in interest rates. The Company minimizes market risk by establishing and monitoring parameters that limit the types and degree of market risk that may be taken.
During 2008, the Company entered into two variable-to-fixed interest rate swap agreements, with a combined notional amount of $29.0 million. In February 2011, the Company's interest rate swap with a notional amount of $15.0 million matured. The swap had been designated as a cash flow hedge in October 2008 and gains of $0.2 million, $27,000 and $10,000 were recorded in earnings during 2012, 2011 and 2010, respectively, due to ineffectiveness as a result of the fair value of the swap not equaling zero at the date of hedge designation. A second interest rate swap on a notional amount of $14.0 million was terminated by the Company in March 2011. The fair value of the interest rate swap on the date of termination was $0.5 million and will be settled in payments on a new interest rate swap with an effective date of April 4, 2011 and a notional amount of $17.5 million. The deferred loss accumulated in other comprehensive income as of the date of termination was amortized over the life of the terminated swap through November 2012, the original term of the terminated swap.
As required by the new credit facility and to mitigate exposure to fluctuations in interest rates, the Company entered into two variable-to-fixed interest rate swap agreements with embedded floors matching that of the hedged portion of its borrowings under the credit facility. The new interest rate swaps became effective on April 4, 2011 and mature April 4, 2013. The swaps were designated as cash flow hedges at inception and were expected to be highly effective in achieving offsetting cash flows attributable to the hedged risk during their respective terms. In August 2012, the Company ceased the application of hedge designation on both interest rate swaps as a result of the interest rate floor being removed from the hedged credit facility. Under the terms of the swap agreements, the Company is required to make payments based on a fixed rate of 1.59% calculated on a notional amount of $20.0 million and 3.06% calculated on a notional amount of $17.5 million. The fair value of the $20.0 million swap was zero at designation, while the fair value of the $17.5 million swap was a liability of $0.5 million at designation, which is reflective of the fair value of the previously terminated swap. In exchange, the Company will receive interest on $20.0 million of notional amount at a variable rate based on the greater of 1.25% or one-month LIBOR and will receive interest on a notional amount of $17.5 million at a variable rate based on the greater of 1.25% or one-month LIBOR.
The effective portion of changes in the fair value of designated cash flow hedges were recorded in accumulated other comprehensive loss and are subsequently reclassified into earnings in the period that the hedged forecasted transaction affects earnings. Following termination of hedge designation in August 2012, changes in the fair value of the interest rate swaps were recorded directly to interest expense. During 2011 and 2012, these derivatives were used to hedge the variable cash flows associated with the Company's applicable credit facilities. The ineffective portion of the change in fair value of the derivatives was calculated using the hypothetical derivative method and recognized directly in earnings. During 2012, the Company recorded $174,000 of hedge ineffectiveness in earnings attributable to the fair value at inception on the $17.5 million notional interest rate swap.
The following table summarizes the fair value and presentation of the interest rate swaps as hedging instruments in the accompanying consolidated balance sheets (in thousands):

	2012 Fair Value	2011 Fair Value
Deferred revenue and other noncurrent liabilities	$98	$473

The following table summarizes the effect of the interest rate swap on the consolidated statements of income for the fiscal years 2012, 2011 and 2010 (in thousands):

	2012	2011	2010
Loss on swap in accumulated other comprehensive loss (pretax)	$186	$209	$560
Realized loss (pretax) recognized in interest expense	382	434	754

The interest rate swaps are measured at fair value on a recurring basis. As of January 1, 2013, the fair market value of the interest rate swaps is recorded in other noncurrent liabilities. As a result of this activity, accumulated other comprehensive loss decreased by $196,000, or $28,000 net of tax, for the fiscal year ended January 1, 2013. Additionally, the Company reclassified to earnings $202,000 of accumulated other comprehensive loss related to the interest rate swap terminated and embedded in a new instrument in April 2011. Amounts reported in accumulated other comprehensive income related to the interest rate swaps will be reclassified to interest expense as interest payments are made on the Company's variable-rate debt.